INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JUNE 21, 2021 TO THE PROSPECTUS

DATED DECEMBER 21, 2020:

Invesco Solar ETF (TAN)

(the “Fund”)

Effective immediately, in the section “Additional Information About the Fund’s Strategies and Risks – MAC Global Solar Energy Index,” paragraph number 3 is deleted in its entirety and replaced with the following:

3.

From the securities in the Pure-Play Group and Medium-Play Group, securities eligible for inclusion in the Underlying Index that are not existing constituents of the Underlying Index must be listed on a developed market exchange, as defined below, have a minimum market capitalization greater than or equal to $250 million at the reference date preceding each rebalance, and have a minimum three-month average daily trading value of $750,000 at the reference date preceding each rebalance. Securities in the Pure-Play Group or Medium-Play Group that do not meet these criteria are excluded from consideration as an Underlying Index constituent. For existing constituents of the Underlying Index, securities eligible for continued inclusion in the Underlying Index must have a minimum market capitalization greater than or equal to $125 million at the reference date preceding each rebalance, and have a minimum three-month average daily trading value of $375,000 at the reference date preceding each rebalance.

Effective immediately, in the section “Additional Information About the Fund’s Strategies and Risks – MAC Global Solar Energy Index,” the following paragraph is added immediately after paragraph number 8:

9.

A security shall be excluded from the Underlying Index if the company is engaged in the business of the extraction of coal, petroleum, or natural gas, or if the company is engaged in the business of generating electricity for sale to third parties using coal, petroleum (oil), or nuclear fuel, or if the company fails to satisfy the Index Provider’s corporate governance criteria.

Please Retain This Supplement for Future Reference.

P-TAN-PRO-SUP-1 062121